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                                                                  EXHIBIT 10.7

                         OPINION RESEARCH CORPORATION

                           1997 STOCK INCENTIVE PLAN

          1.   Purpose.  OPINION RESEARCH CORPORATION (the "Company") has
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heretofore maintained two stock incentive plans,  the Opinion Research
Corporation 1993 Stock Incentive Plan (the "1993 Plan") and the Opinion Research Corporation 1994 Stock Incentive Plan (the "1994 Plan"). The Company hereby, effective April 16, 1997, merges the 1993 Plan and the 1994 Plan and further, amends, restates and redesignates the combined 1993 Plan and 1994 Plan as the OPINION RESEARCH CORPORATION 1997 STOCK INCENTIVE PLAN (the "Plan") as set forth herein, subject to the approval of the Plan by the Company's stockholders. The Plan is intended to recognize the contributions made to the Company by key employees (including employees who are members of the Board of Directors) of the Company or any Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.01 per Share (the "Common Stock") and through receipt of Common Stock subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to certain Directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase
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their proprietary interest in the Company through the receipt of rights to acquire Common Stock and through receipt of Common Stock subject to conditions of forfeiture.

     2.   Definitions.  Unless the context clearly indicates otherwise, the
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following terms shall have the following meanings:

          (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

          (b) "Award" shall mean a grant of Common Stock subject to conditions of forfeiture made pursuant to the terms of the Plan.

          (c) "Award Agreement" shall mean the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

          (d) "Awardee" shall mean a person to whom an Award has been granted pursuant to the Plan.

          (e) "Board of Directors" means the Board of Directors of the Company.

          (f) "Change of Control" shall have the meaning as set forth in
Section 10 of the Plan.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" shall have the meaning set forth in Section 3 of the Plan.
          (i) "Company" means Opinion Research Corporation, a Delaware corporation.

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               (j) "Director" means a member of the Board of Directors.

               (k) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

               (l) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

               (m) "Grantee" shall mean a person to whom an Option or an Award has been granted pursuant to the Plan.

               (n) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

               (o) "Non-employee Director" shall mean a Director who is not an employee of the Company or an Affiliate.

               (p) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

               (q) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

               (r) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

               (s) "Option Document" means the document described in Section 8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.


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          (t) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.

          (u) "Outside Director" means a member of the Board of Directors who qualifies as an "outside director" as that term is used for purposes of Section 162(m) of the Code.

          (v) "Restricted Stock" means Common Stock subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.
          (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

          (x) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

          (y) "Shares" means the shares of Common Stock of the Company which are the subject of Options or Awards under the Plan.

     3.   Administration of the Plan.  The Plan shall be administered by
          --------------------------
the Board of Directors of the Company; provided, however, the Board of Directors may, at its discretion, designate a committee or committees composed of two or more of its members to operate and administer the Plan in its stead, in which case the Board of Directors shall, to the extent possible and to the extent it deems it necessary or appropriate, designate one committee which consists exclusively of two or more Outside Directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the
"Committee."   Options granted under the Plan to Non-employee

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Directors, and the Plan with respect to such Options, shall be administered by the Board of Directors other than the Non-employee Directors.

          (a) Meetings.  The Committee shall hold meetings at such times and
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places as it may determine.  Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (b) Grants and Awards.  Except with respect to Options granted to Non-
              -----------------
employee Directors pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, and the times at which Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Stock is granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.

          (c) Exculpation.  No member of the Board of Directors shall be
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personally liable for monetary damages for any action taken or any failure to take any action in

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connection with the administration of the Plan or the granting of Options or
Awards under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company, any Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

          (d) Indemnification.  Service on the Committee shall constitute
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service as a member of the Board of Director.  Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options and Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

          4.   Grants and Awards under the Plan.  Options under the Plan may be
               --------------------------------
in the form of a Non-qualified Stock Option and/or an ISO at the discretion of the Committee, and Awards under the Plan shall be in the form of Restricted Stock.

          5.   Eligibility.  All key employees and members of the Board of
               -----------
Directors shall be eligible to receive Options and Awards hereunder. The Committee, in its sole discretion, shall determine whether an individual
qualifies as a key employee.   Non-employee

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Directors may be granted Options under Section 8 of the Plan notwithstanding the automatic grant of Options to such Non-employee Directors under Section 9.

          6.   Shares Subject to Plan.  The aggregate maximum number of Shares
               ----------------------
for which Options and Awards may be granted pursuant to the Plan (taking into account all Options and Awards granted under the 1993 Plan and the 1994 Plan prior to their merger and restatement set forth herein) is eight hundred seventy five thousand (875,000), subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award are forfeited for any reason, such Shares may again be the subject of one or more Options or Awards granted pursuant to the Plan.

          7.   Term of the Plan.  This amended and restated Plan is effective as
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of April 16, 1997, the date on which it was adopted by the Board of Directors, subject to approval prior to April 16, 1998 by a majority of the votes cast by stockholders entitled to vote, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No Option or Award may be granted under the Plan after April 16, 2007. If the Plan is not so approved on or before April __, 1997, all Options granted under the Plan as amended and restated shall be null and void, except to the extent such options could have been granted under the 1993 Plan or the 1994 Plan as in effect without regard to this merger and restatement.

          8.   Option Documents and Terms.  Each Option granted under the Plan
               --------------------------
shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of

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grant to be an ISO for federal income tax purposes. If any Option designated an
ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares.  Each Option Document shall state the
              -----------------------
number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything to the contrary contained herein, no employee shall be granted Options to acquire more than one hundred thousand (100,000) Shares during any one calendar year.

          (b) Option Price.  Each Option Document shall state the Option Price
              ------------
which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes

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of stock of the Company or an Affiliate, then the Option Price shall be at least
110% of the Fair Market Value of the Shares on the date the Option is granted.
If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

          (c) Exercise.  No Option shall be deemed to have been exercised prior
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to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption

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from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available,
(C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

          (d) Medium of Payment.  An Optionee shall pay for Shares (i) in cash,
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(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares of Common Stock owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is

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to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.

               (e)  Termination of Options.
                    ----------------------
                    (i) No Option shall be exercisable after the first to occur of the following:

                           (A) Expiration of the Option term specified in the
Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                           (B) Expiration of two years from the date such
employment or service with the Company or its Affiliates terminates due to the Optionee's death or one year

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from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability;

                           (C) A finding by the Committee, after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has materially breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                           (D) The date, if any, set by the Board of Directors
as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or
                           (E) The occurrence of such other event as may be
specified in the Option Document at the discretion of the Committee.

                   (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee. The terms of

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an executive severance agreement or other agreement between the Company and an
Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

                   (iii) Except as may otherwise be provided in an Option Document, no Option shall be exercisable after the date the Optionee's employment or service with the Company or its Affiliates terminates to any extent greater than such Option could have been exercised immediately prior to the date such employment or service terminated.

             (f)   Transfers. No Option granted under the Plan may be
                   ---------
transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

             (g)   Limitation on ISO Grants.  In no event shall the aggregate
                   ------------------------
Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000, or such other amount as may be specified in lieu of the $100,000 limit in applicable provisions of the Code.

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             (h)   Other Provisions.  Subject to the provisions of the Plan, the
                   ----------------
Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

             (i)   Amendment.  Subject to the provisions of the Plan, the
                   ---------
Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(D) or Section 10 of the Plan, as applicable.

        9.   Special Provisions Relating to Grants of Options to Non-employee
             ----------------------------------------------------------------
Directors.  Options granted pursuant to this Section 9 shall be granted only to
---------
Non-employee Directors. Options granted under this Section 9 shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9, and shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

             (a)  Timing of Grants; Number of Shares Subject of Options;
                  ------------------------------------------------------
Exercisability of Options; Option Price.  Each Non-employee Director shall be
---------------------------------------
granted annually, commencing on his or her "Initial Grant Date" (as defined below) and on each anniversary


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thereafter, an Option to purchase a number of Shares equal to the Formula Number
(as hereinafter defined).

                   (i) Options granted under this Section 9 shall be Non-qualified Stock Options.

                   (ii) Options granted under this Section 9 shall vest and become fully exercisable on the first anniversary of the date of grant, provided such Optionee is a Director of the Company as of such first anniversary of the date of grant.

                   (iii) The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.

For purposes of this Subsection 9(a), the "Initial Grant Date" of a Non-employee Director shall be the date of the Company's Annual Meeting of Stockholders with respect to those Non-employee Directors who are serving, or are elected to serve, as Directors on that date. The "Formula Number" shall be Fifteen Thousand (15,000) with respect to any Non-employee Director who has served as a member of the Board of Directors for a period of three (3) full years or more, and shall be Five Thousand (5,000) with respect to all other Non-employee Directors. The Formula Number applicable to each Non-employee Director shall be determined annually with respect to each Non-employee Director as of the date of grant of his or her Option under this Section 9.

              (b)  Termination of Options Granted Pursuant to Section 9.  All
                   ----------------------------------------------------
Options granted pursuant to this Section 9 shall be exercisable until the first to occur of the following:

                   (i)  Expiration of seven (7) years from the date of grant; or

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                   (ii)  Expiration of one year from the date the Optionee's
service as a Director terminates for any reason; provided, however, that options that are not exercisable as of the date the Optionee's service as a Director terminates shall not become exercisable thereafter, and shall terminate as of the date such Optionee's service as a Director terminates.

             (c)   Applicability of Provisions of Section 8 to Options Granted
                   -----------------------------------------------------------
Pursuant to Section 9.  Except as may be otherwise specifically required under
---------------------
this Section 9, the following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in Shares of Company Common Stock); Subsection 8(f); and Subsection 8(i).

         10. Change of Control.  In the event of a Change of Control, the
             -----------------
Committee may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding (other than Options granted pursuant to Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees.
In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees who are employees or members of the Board of Directors at the time of a Change of Control shall become immediately exercisable in full and the restrictions applicable to Restricted Stock awarded to Awardees who are employees or members of the Board of Directors at the time of a Change of Control shall immediately lapse and the Restricted Stock held by the Company shall be delivered to the Grantees. Any amendment to this Section

10 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

          A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of

1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or Michael R. Cooper or John F. Short shall have become the beneficial owner of, or shall have obtained voting control over, more than forty percent (40%) of the outstanding Shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          11.  Adjustments on Changes in Capitalization.  The aggregate number
               ----------------------------------------
of Shares and class of shares as to which Options and Awards may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

          12.  Terms and Conditions of Awards.  Awards granted pursuant to the
               ------------------------------
Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award.

               (a) Number of Shares.  Each Award Agreement shall state the
                   ----------------
number of Shares of Common Stock to which it pertains.

               (b) Purchase Price.  Each Award Agreement shall specify the
                   --------------
purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

               (c) Restrictions on Transfer and Forfeitures.  A stock
                   ----------------------------------------
certificate representing the Restricted Stock granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company's Treasurer, together with an undated stock power executed by the Awardee with respect to each stock certificate representing Restricted Stock Registered in such Awardee's name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Stock including the right to vote such Restricted Stock and to receive and retain all cash dividends with respect to them, except that the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; (ii) all distributions with respect to the Restricted Stock other than cash dividends, such as stock dividends, stock splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Treasurer of the Company, together with appropriate stock powers or other instruments of transfer signed and delivered to the Treasurer by the Grantee, to be held by the Treasurer and released to either the Grantee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Grantee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Stock or distributions (other than cash dividends) with respect thereto; and (iv) all of the Restricted Stock shall be forfeited and all rights of the Awardee with respect to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Awardee has remained an employee of the Company, any of its affiliates or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares shall be transferred to the Company without further action by the Awardee.

          (d) Lapse of Restrictions.  Upon the expiration or termination of the
              ---------------------
Restricted Period and the satisfaction of any other conditions prescribed by the Committee as provided for in the Plan, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments.

          (e) Section 83(b) Elections.  An Awardee shall agree as a condition to
              -----------------------
receipt of any Award under the Plan, to make an election with the Internal Revenue Service under Section 83(b) of the Code to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions ("83(b) Election"), only after obtaining the written consent of the Company to such Election. An Awardee who files an 83(b) Election shall promptly furnish the Company with a copy of such Election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such Election.

          (f) Breach of Contract or Disloyalty.  Upon a finding by the
              --------------------------------
Committee, after full consideration of the facts presented on behalf of both the Company and the Awardee, that the Awardee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, Awardee shall automatically forfeit all Restricted Stock for which (1) the Company has not yet delivered the Share certificates to the Awardee; (ii) the Restricted Period has not expired or (iii) any restrictions applicable to the

Restricted Stock have not lapsed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Restricted Stock certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

          (g) Amendment.  Subject to the provisions of the Plan, the Committee
              ---------
shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.

     13.  Amendment of the Plan.  The Board of Directors of the Company may
          ---------------------
amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee.

     14.  No Commitment to Retain.  The grant of an Option or Award
          ------------------------
pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the

Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

          15.  Withholding of Taxes.  Whenever the Company proposes or is
               --------------------
required to deliver or transfer Shares in connection with the exercise of an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or
(b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

          16.  Interpretation.  The Plan is intended to enable transactions
               --------------
under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.